Exhibit 99.1

DAVID’S BRIDAL ANNOUNCES PLANNED SEPARATION OF PEARL, CREATING AN INDEPENDENT DIGITAL

WEDDING PLANNING, MEDIA AND COMMERCE PLATFORM

SIGNS LETTER OF INTENT FOR PROPOSED BUSINESS COMBINATION BETWEEN PEARL AND K&F

GROWTH ACQUISITION CORP. II

Proposed business combination would establish Pearl as a standalone public company, acquiring David’s Bridal’s intellectual property and bringing together wedding inspiration, planning, media, commerce and vendors in one integrated ecosystem

●	Unmatched Bridal Market Access: Approximately 90% of U.S. brides engage with Pearl’s1 ecosystem.

●	Large-Scale Market Opportunity: The U.S. wedding services market is nearing an estimated $100 billion in 2026.

●	Scaled Platform: Pearl’s planned separation is expected to accelerate growth and innovation through its proprietary AI technology, scalable, pure-play online business model and continued synergistic relationship with David’s Bridal’s established physical retail business.

●	High-Growth, Highly Profitable Business Model: Pearl is forecasted to generate greater than 30% EBITDA margins in 2026, and projects revenue growth of more than 100% in 2027 to in excess of $85 million.

●	Compelling Transaction Value: Proposed transaction values Pearl at a pro forma enterprise value of $350 million and contemplates a $75 million PIPE, which includes a proposed $25 million anchor investment from CION Investment Corporation, David’s Bridal’s largest shareholder.

KING OF PRUSSIA, PA, & MANHATTAN BEACH, CA — October 22, 2026 — David’s Bridal, Inc. (“David’s Bridal”) and K&F Growth Acquisition Corp. II (Nasdaq: KFII, KFIIU, KFIIR) (“K&F”), a special purpose acquisition company, today announced the entry into a non-binding letter of intent (“LOI”) regarding a proposed business combination (the “proposed business combination”) that would result in Pearl1 (“Pearl” or the “Company”), a premier AI-powered wedding planning, media, commerce and vendor marketplace platform and a current division of David’s Bridal, becoming a standalone, pure-play online ecosystem and a publicly traded company. As part of the proposed business combination, David’s Bridal plans to separate out Pearl, resulting in Pearl owning David’s Bridal’s brand and intellectual property, building on David’s Bridal’s 75-year heritage in the wedding industry.

The contemplated separation is intended to create a focused and fast-growing operating model for Pearl and strengthen the David’s Bridal retail store business, improving the customer experience and thereby creating strategic benefits across physical and digital guest experiences. Pearl and the David’s Bridal retail store business expect to execute long-term, commercial agreements and relationships that are meant to drive additional growth across both businesses –– further, David’s Bridal is expected to remain a material ongoing shareholder in Pearl.

David’s Bridal’s stores remain unaffected and will operate as usual, with no disruption to day-to-day operations, appointments, products, services or the guest experience. The planned separation is designed to unlock new growth opportunities for both businesses while preserving the trusted David’s Bridal shopping experience that millions of brides and guests rely on, in stores and online.

Pearl is expected to be led by a highly experienced executive team coming from David’s Bridal with decades of collective retail, technology, digital innovation, marketing and financial expertise. Kelly Cook, currently the chief executive officer of David’s Bridal, who has been with the company since 2019, is expected to be Chief Executive Officer of Pearl following the proposed business combination. Ms. Cook has led large-scale transformations at companies including Continental Airlines and DSW Designer Shoe Warehouse. Elina Vilk, currently president and chief business officer of David’s Bridal (having joined in 2024), is expected to be President of Pearl. Vilk is a technology industry veteran who previously led marketing, digital and growth teams at Meta, PayPal, Hootsuite, WooCommerce and Visa.

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“This is an exciting milestone in David’s Bridal’s 75-year history and a defining moment for our future,” said Ms. Cook. “Pearl is shaping the next generation of wedding planning, and this next step will give both businesses room to grow independently while continuing to strengthen each other. With Pearl’s agentic technology and proven business model, combined with David’s Bridal’s strong brand and retail presence, we see tremendous opportunities to help more couples plan their weddings and connect with vendors who can bring their visions to life.”

How Pearl Works: One Connected Journey for Couples, Vendors and Brands

Weddings are a high-intent, multi-category purchasing journey. According to Grand View Research, the U.S. wedding industry is estimated to be nearing $100 billion in annual market value this year, and an estimated 2.1 million couples were married in the U.S. in 2024, according to the Centers for Disease Control (CDC).

Over approximately 18 months, couples can make hundreds of decisions involving apparel, venues, travel and other services. Pearl connects these decisions through a single ecosystem that includes:

●	Pearl Planner, a proprietary AI-powered wedding planning platform that uses couples’ preferences and provided information to personalize budgets, timelines, checklists and vendor recommendations, continuously adapting suggestions as couples progress through the planning process.

●	Pearl Connect, a proprietary SaaS platform bringing qualified brides and couples, intelligent agentic communications, lead management, and appointment scheduling into one unified platform, enabling wedding vendors to streamline operations, engage with couples more efficiently and turn more inquiries into bookings.

●	Pearl’s Digital Content Network, spanning LoveStoriesTV, original programming, YouTube channels, blogs and multiple social media profiles, which reaches 8 million followers and 30 million monthly viewers, connecting wedding inspiration with advertising and brand partnership opportunities.

Together, these capabilities support four distinct revenue streams: advertising and media, vendor listings and subscriptions, commerce and marketplaces, and licensing and brand partnerships.

The David’s Bridal and Pearl Commercial Flywheel

Pearl estimates that 90% of U.S. brides engage with its ecosystem and reports approximately 13 billion annual David’s Bridal and Pearl brand impressions and interactions. Its digital content network boasts 30 million monthly viewers and 8 million social media followers, while its e-commerce site attracts 60 million visitors annually. In addition, David’s Bridal has a 75-year heritage, strong brand recognition, a network of physical locations and long-established customer relationships.

This expansive presence attracts millions of couples annually who are already shopping and planning their weddings, resulting in low customer acquisition costs. As couples engage with the ecosystem, Pearl agentic AI draws on first-party insights across more than 200 data attributes to personalize recommendations, target communications and connect vendors with qualified leads.

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The result is a powerful commercial flywheel, with each interaction deepening Pearl’s insights into each customer’s needs and preferences, improving personalization and strengthening the value of the ecosystem. Together, these physical and digital relationships give Pearl a differentiated foundation for connecting couples with vendors and generating both advertising and commerce revenue.

Projected Growth, Financial Profile and Market Opportunity

Pearl’s fast-growing, high-margin business is forecasted to generate greater than 30% EBITDA margins in 2026, and projects revenue growth of more than 100% in 2027 to in excess of $85 million, as well as positive free cash flow in both years. Following the proposed business combination, Pearl is expected to be debt-free. Pearl anticipates that its operational leverage, strong free-cash-flow profile and solid balance sheet will provide the company with the flexibility to pursue high-growth opportunities across the bridal market, as well as new adjacent verticals, over the long term.

Proposed Business Combination, Valuation and Financing

The parties have agreed on certain key terms of the proposed business combination and executed a non-binding LOI. The non-binding LOI contemplates separating Pearl into a standalone business unit that will enter into a business combination with K&F and values Pearl at a pro forma enterprise value of approximately $350 million, or approximately 9.3 times Pearl’s projected 2027 EBITDA, assuming no redemptions by K&F shareholders. The parties expect to announce additional details regarding the proposed business combination when a definitive agreement is executed. The parties currently anticipate closing the transaction in the first half of 2027.

No assurances can be made that the parties will successfully negotiate and enter into a definitive agreement, or that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all. Any transactions would be subject, among other matters, to the completion of due diligence, the negotiation of a definitive agreement, board and shareholder approval of both companies, regulatory approvals and other customary conditions.

“We were drawn to Pearl’s compelling trifecta of established profitability, highly attractive growth potential and unlevered pristine balance sheet, which, in combination, we believe will create substantial public shareholder value,” said Dan Fetters, Co-Chief Executive Officer of K&F. Edward King, Co-Chief Executive Officer of K&F, added, “Pearl pairs longstanding relationships across the wedding industry with an asset-light software and media monetization model. We look forward to partnering with Kelly, Elina, and the Pearl team and believe our capital markets and M&A expertise will help accelerate Pearl’s growth.”

The LOI contemplates a PIPE financing of $75 million, subject to upsize. CION Investment Corporation (NYSE: CION), David’s Bridal’s largest shareholder, has proposed to invest $25 million as an anchor investor, subject to the negotiation of definitive documentation.

As previously announced, K&F is holding its extraordinary general meeting on November 3, 2026, to vote to amend K&F’s amended and restated memorandum and articles of association to extend the date by which K&F has to consummate an initial business combination from November 6, 2026 to February 7, 2028. No assurances can be made that K&F will obtain such extension or that its public shareholders will not redeem their shares in connection with the vote to approve such extension.

White & Case LLP is serving as legal advisor to David’s Bridal, CION Investment Corporation and Pearl. Ellenoff, Grossman & Schole LLP is serving as legal advisor to K&F.

Additional information about Pearl and the proposed business combination, including a copy of an investor presentation relating to the proposed business combination, will be provided in a Current Report on Form 8-K to be filed by K&F with the U.S. Securities and Exchange Commission (“SEC”), which will be available at www.sec.gov. Further information about the proposed business combination will also be provided when and if a business combination agreement is entered into in a separate Current Report on Form 8-K.

1.	Pearl is a subsidiary of David’s Bridal and currently operates under Pearl by David’s and/or Pearl by David’s Bridal

2.	Subject to the negotiation of definitive documentation

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MEDIA & IR CONTACT: Lisa Horton, Chief Communications & Creative Officer, David’s Bridal

Media: mediarequests@dbi.com | Investor Relations: ir@dbi.com

SEE INVESTOR RELATIONS PAGE HERE

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ABOUT PEARL

Pearl1, a premier AI-powered wedding planning, media, commerce and vendor marketplace platform, is being established as a standalone company in connection with its proposed separation from David’s Bridal. The Pearl ecosystem includes Pearl Planner, Pearl Connect, Love Stories TV, e-commerce, on- and off-premise marketplaces, and commercial partnership capabilities. Leveraging David’s Bridal’s 75-year heritage and established customer relationships, Pearl combines first-party data and AI-powered technology to deliver highly personalized customer experiences and connect couples, wedding professionals, and brands across the wedding journey. Pearl’s asset-light business model supports multiple revenue streams, including advertising and media, vendor subscriptions, commerce, and licensing, creating opportunities for continued profitable growth as the platform scales. For more information, please visit www.investors.davidsbridal.com.

ABOUT K&F GROWTH ACQUISITION CORP. II

K&F Growth Acquisition Corp. II (“K&F”; Nasdaq: KFII) is a special purpose acquisition company that completed its initial public offering in February 2025, raising gross proceeds of $287.5 million. K&F is led by Co-Chief Executive Officers and Co-Chairmen Edward King and Dan Fetters, both former senior investment bankers at Morgan Stanley and who each have over 25 years of strategic advisory, capital markets, and investing experience. K&F seeks to leverage its transaction execution capabilities and institutional relationships to support its business combination partner in pursuing strategic growth opportunities and creating enduring value for shareholders. For more information, visit www.kfgrowth.com.

ABOUT CION INVESTMENT CORPORATION

CION Investment Corporation is a leading publicly listed business development company that had approximately $1.8 billion in total assets as of June 30, 2026. CION seeks to generate current income and, to a lesser extent, capital appreciation for investors by focusing primarily on senior secured loans to U.S. middle-market companies. CION is advised by CION Investment Management, LLC, a registered investment adviser and an affiliate of CION. For more information, please visit www.cionbdc.com.

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Additional Information about the Potential Business Combination and Where to Find It

This press release is provided for information purposes only and contains information with respect to a potential business combination between the parties described herein. If the parties enter into definitive documentation regarding a business combination, K&F and Pearl (together, the “Parties”) will be required to file a registration statement on Form S-4 (which will include a preliminary proxy statement of K&F and when available, a definitive proxy statement and final prospectus (the “Proxy Statement/Prospectus”)) and other relevant documents with the Securities and Exchange Commission (the “SEC”), to be used at the meeting of shareholders to approve the potential business combination and as the prospectus related to the offer of the securities to be issued by the resulting entity to be formed pursuant to the potential business combination (together with its subsidiaries, the “Combined Company”) in connection with the potential business combination. After the registration statement is declared effective, K&F will mail a definitive proxy statement/prospectus and a proxy card relating to the potential business combination to its shareholders as of a record date to be established for voting on the potential business combination. This press release does not contain all of the information that should be considered concerning the potential business combination between the parties and is not intended to form the basis of any investment decision or any other decision in respect of the potential business combination. Shareholders and other interested persons are urged to read the Proxy Statement/Prospectus (including any amendments or supplements thereto) and any other relevant documents filed with the SEC in their entirety when they become available because they will contain important information about Pearl, K&F and the potential business combination. Such registration statement may modify and supersede in its entirety any information in this Press Release, which is preliminary. Shareholders will be able to obtain a free copy of the Proxy Statement/Prospectus (when filed), as well as other filings containing information about Pearl, K&F and the potential business combination, at the SEC’s website located at www.sec.gov. K&F filed a definitive proxy statement (the “Extension Proxy Statement”) with the SEC and mailed the same to K&F shareholders on or about October 16, 2026 in connection with K&F’s solicitation of proxies for the vote by K&F shareholders to approve an amendment to its amended and restated memorandum and articles of association to extend the date by which K&F must consummate an initial business combination (the “Extension”). K&F may also file other relevant documents regarding the Extension with the SEC. This press release does not contain all the information that should be considered concerning the Extension and is not intended to form the basis of any investment decision or any other decision in respect of the Extension. Before making any voting or investment decision, investors, security holders of K&F and other interested persons are urged to read the Extension Proxy Statement and any amendments or supplements thereto when available in connection with K&F’s solicitation of proxies for its extraordinary meeting of shareholders to be held to approve the Extension, because these documents will contain important information about K&F and the Extension.

Participants in the Solicitation

K&F, David’s Bridal and Pearl and their respective directors, managers and executive officers, under SEC rules, may be deemed participants in the solicitation of proxies of K&F’s shareholders in connection with the potential business combination and/or in connection with the Extension. A list of the names of such directors and executive officers and information regarding their interests in the potential business combination will be included in the registration statement to be filed in connection with the potential business combination when available. A description of the interests of K&F’s directors and executive officers in K&F is contained in the sections entitled “Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters” and “Directors, Executive Officers and Corporate Governance” of K&F’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 27, 2026, each of which is available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of K&F’s shareholders in connection with the business combination will be set forth in the Registration Statement, when available. To the extent that holdings of K&F’s securities have changed from the amounts reported in K&F’s filings with the SEC, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

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Forward-Looking Statements

This Press Release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the Parties, David’s Bridal and the potential business combination, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding K&F, David’s Bridal, Pearl, the Combined Company, the potential business combination and statements regarding the anticipated benefits and timing of the completion of the potential business combination, the assets held by Pearl and by the Combined Company, E-Commerce ecosystems, Artificial Intelligence (“AI”) trends, the anticipated business of the Combined Company, Pearl and the markets in which they operate, planned business strategies, including, without limitation, Pearl’s plans to transition its business into a standalone entity and to expand into the home and baby markets, plans and use of proceeds, objectives of management for future operations of Pearl, expected operating costs of the Combined Company and its subsidiaries, the upside potential and opportunity for investors, the Combined Company and Pearl’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, competitive position and the interest of other corporations in similar business strategies, technological and market trends, future financial condition and performance and expected financial impacts of the potential business combination, the satisfaction of closing conditions to the potential business combination and the level of redemptions of K&F’s public shareholders, and the Parties’ respective or collective expectations, intentions, strategies, assumptions, or beliefs about future events, results of operations, or performance as well as all statements or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions; but this Press Release may include other forward-looking information and data that are not preceded by any of the foregoing words. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual results or future events to differ materially from the forward-looking statements in this Press Release, including, but not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the negotiations and any subsequent definitive agreements with respect to the potential business combination or any financing transaction; the possibility that the terms and conditions set forth in any definitive agreements with respect to the potential business combination may differ materially from the terms and conditions set forth in the letter of intent; the risk that parties may not agree to the definitive documentation with respect to a potential business combination or financing transaction; the risk that the potential business combination may not be completed in a timely manner or at all, which may adversely affect the price of K&F’s securities; the risk that the potential business combination may not be completed by K&F’s business combination deadline; the risk that K&F’s public shareholders may elect to redeem their public shares in connection with a shareholder vote to the extend the period of time K&F has to complete its initial business combination and in connection with a shareholder vote to approve the potential business combination; the risk of failure by the Parties to satisfy the conditions to the consummation of the potential business combination, including securing sufficient commitments for investment in a PIPE and the approval of K&F’s shareholders; the failure of the Combined Company to obtain or maintain the listing of its securities on the Nasdaq Stock Market or New York Stock Exchange prior to or after closing of the potential business combination; the outcome of any legal proceeding that is ongoing or may be instituted against the parties following the announcement of the potential business combination, any financing transaction and any definitive agreements with respect thereto; costs related to the potential business combination; changes in business, market, financial, political and regulatory conditions; inflation, recession and changes in interest rates; risks relating to the Combined Company’s or Pearl’s anticipated profitability, operations and business, including, without limitation, Pearl’s plans to transition its business into a standalone entity (including, without limitation, the costs, timeline and risks associated therewith); risks related to increased competition in the industries in which the Combined Company and Pearl will operate and into which they plan to expand; risks related to the Combined Company’s products and services or enhancements to those products and services; risks related to potential decreases in demand for the Combined Company’s products or services; the Combined Company’s dependence on key personnel; risks that, after consummation of the potential business combination, the Combined Company and Pearl experience difficulties managing their growth, expanding operations, or executing their strategies; the heavy reliance of the Combined Company on information systems and technology and the impact of potentially failing to develop or failing to continue to improve technology; risks associated with cybersecurity threats, attacks or incidents; risks associated with the continued development of AI systems; public health events and governmental and societal responses to those events; the outcome of any potential legal proceedings that may be instituted against K&F, David’s Bridal, the Combined Company, Pearl or others following announcement of or after closing of the potential business combination; changes in accounting policies and practices; the dilutive effects on shareholders of the issuances of securities in connection with the potential business combination and associated financing transactions; and those risk factors discussed in documents of K&F, Pearl and the Combined Company filed or to be filed with the SEC.

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The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the final prospectus of K&F dated as of February 4, 2025 and filed by K&F with the SEC on February 6, 2025, the registration statement on Form S-4, when filed with the SEC in connection with the potential business combination, which will include a Proxy Statement/Prospectus, and other documents filed or to be filed by K&F and Pearl from time to time with the SEC. . These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither K&F, Pearl, David’s Bridal, or the Combined Company presently know or that K&F, David’s Bridal , Pearl or the Combined Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made and are based on information available at that time. The information contained in this Press Release is provided as of the date hereof and may change. Readers are cautioned not to put undue reliance on forward-looking statements, and except as required by law, none of the Parties, the Combined Company or any of their respective representatives assumes any obligation or intends to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. None of the Parties, the Combined Company or any of their respective representatives gives any assurance that any of K&F, David’s Bridal, Pearl or the Combined Company will achieve its expectations. The actual results could differ materially from those expressed in, or implied by, these forward-looking statements, and, accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur. Further, the information contained herein is preliminary, is provided for discussion purposes only, is only a summary of key information, is not complete and is subject to change without notice.

Use of Projections and Estimates

This Press Release contains financial and operating forecasts and estimated indications of demand and opportunity for future revenue and margins. All information in the press release concerning David’s Bridal and Pearl has been provided solely by David’s Bridal and has not been independently verified by K&F, which makes no representation or warranty as to the accuracy or completeness of such information and assumes no obligation to update the information in this press release, except as required by law. The unaudited financial projections included herein have been prepared by Pearl’s management and include projected financial numbers, comparative metrics and analyses which are based on or derived from such forecasts, all of which are forward-looking statements to which the preceding sections of this disclaimer regarding forward-looking information apply and which represent information developed by Pearl’s management in September 2026 or as of earlier dates based on information publicly available as of such time about Pearl and other peer public companies. The forecasts also contain certain non-GAAP measures and metrics. Additionally, aspects of the forecasts incorporate historical information about Pearl which is unaudited and has not been reviewed by Pearl’s or K&F’s independent auditors. Pearl’s or K&F’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the unaudited financial projections for the purpose of their inclusion in this Press Release, and accordingly, they do not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Press Release. The unaudited financial projections and estimates contained herein constitute forward-looking information, are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results or as being a guarantee, an assurance, a prediction or a definitive statement of fact or probability. The assumptions and estimates underlying the unaudited financial projections and the estimated indications of demand and opportunity are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, regulatory and other known and unknown risks and uncertainties that could cause actual results to differ materially from those contained in such projections and estimates. See “Forward-Looking Statements” above. Accordingly, there can be no assurance that the forecasted results are indicative of the future performance of Pearl or that actual results will not differ materially from those presented herein, and the inclusion of such information in this Press Release should not be regarded as a representation by any person that the results contained in the prospective financial information or estimates will be achieved.

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Past performance by David’s Bridal’s, Pearl’s and K&F’s management teams and their respective affiliates is not a guarantee of future performance. Therefore, you should not place undue reliance on the historical record of the performance of David’s Bridal’s, Pearl’s and K&F’s management teams or businesses associated with them as indicative of future performance of an investment or the returns that David’s Bridal, Pearl and K&F will, or may, generate going forward. None of the parties nor any of their representatives gives any assurance that any of David’s Bridal, Pearl, K&F or the Combined Company will achieve similar results or meet its expectations. None of the parties undertakes any obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date of this press release, except as required by applicable law.

No Offer or Solicitation

This Press Release is for informational purposes only and does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential business combination or with respect to the Extension, (ii) an offer to sell, a solicitation of an offer to buy, subscribe for or purchase, or a recommendation to purchase, any security of K&F, David’s Bridal, Pearl, the Combined Company or any of their respective affiliates, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law, or (iii) the solicitation of any vote in any jurisdiction pursuant to the potential business combination, the Extension or otherwise. No such offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom. Neither the SEC nor any securities regulatory authority in the United States or any other jurisdiction has in any way passed upon or endorsed the merits of the potential business combination or the accuracy or adequacy of the disclosure in this Press Release, and any representation to the contrary constitutes a criminal offense.

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